UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON,  D.C.  20549
                                                             OMB APPROVAL
                                                  OMB  Number:  3235-0060
                                                 Expires:  May  31,  2000
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                                               --------------------------
                                    FORM 8-K
                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date  of  Report  (Date  of  earliest  event  reported)  March  20,  2000
                                                         ----------------
                Merlin Software Technologies International, Inc.
                ------------------------------------------------

             (Exact name of registrant as specified in its charter)

          Nevada                    000-27189                        88-0398103
-----------------------------     ------------------------------     ----------
(State  or  other                 Commission                       IRS Employer
jurisdiction                      File Number)              Identification No.)
           of  incorporation)

Suite  420  -  6450  Roberts  Street,  Burnaby,  BC,  Canada        V5G  4E1
------------------------------------------------------------        --------
   (Address  of  principal  executive  offices)                    (Zip  Code)

Registrant's  telephone  number,  including  area  code  (604)  540-9601
                                                         ---------------

    (formerly Austin Land & Development, Inc.   3675 Pecos-McLeod, Suite 1400,
------------------------------------------------------------------------------
                             Las Vegas, NV  89121)
                             ---------------------
         (Former name or former address, if changed since last report.)

ITEM  1.     CHANGES  IN  CONTROL  OF  REGISTRANT.
Not  applicable.

ITEM  2.     ACQUISITION  OR  DISPOSITION  OF  ASSETS.
Not  applicable.

ITEM  3.     BANKRUPTCY  OR  RECEIVERSHIP
Not  applicable.

ITEM  4.     CHANGES  IN  REGISTRANT'S  CERTIFYING  ACCOUNTANT
In March, 2000, Merlin Software Technologies International, Inc. ("Merlin") decided to engage new auditors as its independent accountants to audit its financial statements. Merlin's Board of Directors approved the change of accountants to BDO Dunwoody, L.L.P. on March 20, 2000.

During Merlin's two most recent fiscal years, and any subsequent interim periods preceding the change in accountants, there were no disagreements with Barry Friedman P.C., CPA on any matter of accounting principles or practices, financial statement disclosure, or auditing scope procedure. The decision to change accountants was based on the appointment of new directors to Merlin's Board of Directors.

Merlin provided Barry Friedman, P.C., CPA, with a copy of this Current Report on Form 8-K prior to its filing with the SEC, and requested that he furnish Merlin with a letter addressed to the SEC stating whether he agrees with the statements made in this Current Report on Form 8-K, and if not, stating the aspects with which he does not agree. As the letter from Barry Friedman P.C., CPA was not available at the time of filing this Current Report on Form 8-K, Merlin will file such letter with the SEC within ten (10) business days after the filing of this Current Report on Form 8-K, or within two (2) business days of receipt of such letter, whichever is earlier.
Merlin has engaged the firm of BDO Dunwoody L.L.P. as of March 20, 2000. BDO Dunwoody L.L.P. was not consulted on any matter relating to accounting principles to a specific transaction, either completed or proposed, or the type of audit opinion that might be rendered on Merlin's financial statements.

ITEM  5.     OTHER  EVENTS
Not  applicable.

ITEM  6.     RESIGNATIONS  OF  REGISTRANT'S  DIRECTORS
Not  applicable.

                                   SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


     MERLIN  SOFTWARE  TECHNOLOGIES
     INTERNATIONAL,  INC.
     (Registrant)


Date:  March  28,  2000

          /s/ Robert Heller
          --------------------------
          Robert  Heller,  President